PennantPark Floating Rate Capital Ltd. Schedules Earnings Release of Third Quarter 2011 Results

NEW YORK, NY -- (Marketwire - July 1, 2011) - PennantPark Floating Rate Capital Ltd. (the "Company") (NASDAQ: PFLT) announced today that it will report its third fiscal quarter ended June 30, 2011 results on Thursday, August 4, 2011 after the close of the financial markets.

The Company will also host a conference call at 10:00 a.m. (Eastern Time) on Friday, August 5, 2011 to discuss the quarterly financial results. All interested parties are welcome to participate. You can access the conference call by dialing (800) 946-0708 approximately 5-10 minutes prior to the call. International callers should dial (719) 325-2138. All callers should reference PennantPark Floating Rate Capital Ltd. An archived replay of the call will be available through August 19, 2011 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #8948995.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.
PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS
This press release may contain "forward-looking statements." All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT:
PennantPark Floating Rate Capital Ltd.
Aviv Efrat
(212) 905-1000
www.pennantpark.com